SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 22, 2008

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street Richmond, Virginia	23230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(804) 359-9311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The Registrant issued a press release on May 22, 2008, discussing its results for the quarter and fiscal year ended March 31, 2008. The press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 2.02.

Item 8.01.	Other Events.

On May 22, 2008, the Registrant issued a press release announcing quarterly dividends for the Registrant’s common stock and preferred stock. In addition, the Registrant announced in its press release the details of the Registrant’s Annual Shareholder Meeting. The press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description
99.1	Press release dated May 22, 2008, announcing quarterly dividends and Annual Shareholder Meeting information.*

99.2	Press release dated May 22, 2008, announcing results for the quarter and fiscal year ended March 31, 2008.*

*	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date: May 22, 2008	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit Number	Document
99.1	Press release dated May 22, 2008, announcing quarterly dividends and Annual Shareholder Meeting information.*

99.2	Press release dated May 22, 2008, announcing results for the quarter and fiscal year ended March 31, 2008.*

*	Filed Herewith